                                                                    Exhibit 10.4

                         REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of January 30, 1996 by and among Splash Technology Holdings, Inc. a Delaware corporation (the "Company"), the entities named as Investors on the signature page(s) hereof (the "Investors"), Imperial Bank (the "Bank"), the members of the management of the Company or a subsidiary of the Company named as Management Stockholders (the "Managers") and Radius Inc., a California corporation (the "Seller").


                                   RECITALS

     A. The Investors hold or, on the date hereof, are acquiring certain shares of common stock (the "Common Stock"), par value of $0.001, of the Company (the "Investor Shares") pursuant to the terms of a Merger Agreement dated December 21, 1995 between the Company, the Investors, and certain other entities (the "Merger Agreement"), as amended by Amendment No.1 to Merger Agreement, dated the date hereof.

     B. The execution and delivery of this Agreement is a condition of the Merger Agreement and the Company desires to grant registration rights to the Investors and the Seller.

     C. The Seller will be acquiring certain shares of Series B Redeemable and Convertible Preferred Stock ("Preferred Stock"), par value $ 0.001, of the Company ("Seller Shares") pursuant and subject to the terms and conditions of
Section 6.6 of the Merger Agreement.

     D. The Managers hold or, on the date hereof, are acquiring (or later will be acquiring) certain shares of Common Stock ("Management Shares") pursuant to the terms of a Restricted Stock Purchase Agreement.

     E. The Bank holds, or is or will be acquiring, a Warrant (the "Bank Warrant") to purchase 6,314 shares of Common Stock.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Investors, the Seller and the Company agree as follows:


                                 REGISTRATION

1.   DEFINITIONS.

     As used herein:

     1.1 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, and the declaration or ordering of the effectiveness of such registration statement.

     1.2 The term "Registrable Shares" means and includes (i) the Investor Shares, (ii) any shares of Common Stock issued or issuable upon the conversion of the Seller Shares, (iii) for the purposes of Section 2.1 and 2.3, but not
Section 2.2, the Management Shares, and (iv) for the purposes of Section 2.1 and 2.3, but not Section 2.2, any shares of Common Stock issued or issuable upon conversion of the Bank Warrant.

     1.3  The term "Ownership Percentage" means and includes, with respect to
                    --------------------
each holder of Registrable Shares requesting inclusion of Registrable Shares in an offering pursuant to this Agreement, the number of Registrable Shares held by such holder divided by the aggregate of (i) all Registrable Shares held by all holders requesting registration in such offering and (ii) the total number of all other securities entitled to registration pursuant to any agreement with the Company approved by a majority in interest of the Investors and held by others participating in the underwriting.

     1.4 The term "Public Offering" shall mean a fully distributed, underwritten public offering of shares of Common Stock registered under the Securities Act.

     1.5 The term "Securities Act" means the Securities Act of 1933, as amended.

2.   REGISTRATION RIGHTS.

     2.1 "PIGGY BACK" REGISTRATION. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock (except shares to be issued solely in connection with any acquisition of any entity or business, shares issuable solely upon exercise of stock options, or shares issuable solely pursuant to employee benefit plans), it shall send to each holder of Registrable Shares (or options, warrants, convertible securities or other similar instruments convertible or exercisable into Registrable Securities) written notice of such determination and, if within twenty (20) days after receipt of such notice, such holder shall so request in writing, the Company shall include in such registration all or any part of the Registrable Shares that such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock included in any such registration because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed as provided herein among, first, to
                                                                       ---------
the Common Stock to be sold by the Company in an offering pursuant to a demand
- ---                                                                     ------
of any stockholder of the Company exercising registration rights and, then, to the Common Stock held by the holders of Common Stock having an incidental

("piggy back") right to include such Common Stock in the registration statement
  ----------
as provided below. Thereafter, to the extent that any Registrable Shares remain available for registration after the underwriter's cut-back (the "Available Shares"), the Company shall be obligated to include in such registration statement, with respect to the requesting holder, the amount equal to (i) the number of Available Shares multiplied by (ii) such holder's Ownership
          ------------------------------                    ---------
Percentage.  Notwithstanding the foregoing, in any underwriting of Common Stock
- ----------
that occurs after the Company's initial Public Offering, the underwriter shall not reduce the number of Registrable Shares requested for inclusion hereunder to be included to less than thirty percent (30%) of all shares to be underwritten. If any holder of Registrable Shares disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this Section 2.1 shall be construed to limit any registration required under Section 2.2.

     2.2 REQUIRED REGISTRATION. (a) If at any time after the earlier to occur of (i) six (6) months after the Company has completed a Public Offering, or (ii) the second anniversary of the date hereof, one or more holders of at least thirty percent (30%) of the Registrable Shares, shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale any portion or all of the Registrable Shares, the Company will so notify all holders of Registrable Shares. Upon written request of any holder given within thirty (30) days after the receipt by such holder from the Company of such notification, the Company will cause all or any part of the Registrable Shares that may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to register Registrable Shares pursuant to this Section 2.2 on more than three occasions.

          (b) If at any time after six (6) months after the Company has completed a Public Offering, the Seller shall notify the Company in writing that it intends to offer or cause to be offered for public sale any portion or all of the Registrable Shares, the Company will so notify all holders of Registrable Shares. Upon written request of any holder given within thirty (30) days after the receipt by such holder from the Company of such notification, the Company will cause all or any part of the Registrable Shares that may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to register Registrable Shares pursuant to this Section 2.2 on more than one occasion.

          (c)  Notwithstanding anything contained in this Section 2.2 or Section
2.3 to the contrary, if the Company furnishes to the holders of Registrable Shares, requesting any registration pursuant to such section, a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and that it is in the best interests of the Company to defer the filing of a registration statement, then the Company shall have the right to defer the filing of a registration statement with respect to such offering for a period of not more than 90 days from receipt by the Company of the request by the initiating holder; provided, however, that the Company may not exercise such right more than two times, nor may the Company exercise such right consecutively.

     2.3 REGISTRATION ON FORM S-3. In addition to the rights provided to the holders of Registrable Shares in Section 2.1 and Section 2.2 above, if the registration of Registrable Shares pursuant to the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission), upon the request of one or more holders of at least ten percent (10%) of the Registrable Shares, the Company will promptly so notify each holder of Registrable Shares and then will, as expeditiously as possible thereafter, effect the registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the holder or

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holders shall specify; provided that the aggregate proceeds of such registration shall be at least $500,000. Notwithstanding the foregoing, Company shall not be required to register Registerable Shares on Form S-3 pursuant to this Section
2.3 on more than one occasion in any calendar year.

     2.4 EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for of any registration statement pursuant to which any of the Registrable Shares are being offered until the earlier of (a) such time as all of the Registrable Shares registered thereby are sold or (b) nine (9) months after the effective date of the registrable statement, and from time to time will amend or supplement such registration statement and the prospects contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

     2.5 INDEMNIFICATION OF HOLDERS OF REGISTRABLE SHARES. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law, or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred, as incurred, by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may
be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 2.5, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     2.6 INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any holder of Registrable Shares pursuant to Section 2.5, the Company shall have the right to assume the defense of such action, subject to the right of such holders to participate therein as permitted by Section 2.5. Such holder of Registrable Shares shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent. Such holder shall not, except with the approval of the Company, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

     2.7 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to file on a timely basis with the Securities and Exchange Commission all information that the Commission may require under either of Section 13 or
Section 15(d) of the Exchange Act and, so long as it is required to file such information, shall use its best efforts to take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (a) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (b) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission and (c) any other reports and documents that a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such Registrable Shares without registration.

     2.8 FURTHER OBLIGATIONS OF THE COMPANY. Whenever the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and any other documents that such holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (b) Use its best efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c)  Furnish to each selling holder a copy of the signed:

               (i) opinion of counsel for the Company, dated the effective date of the registration statement;

               (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in

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opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, but only if and to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

          (d) Permit each selling holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them; and

          (e) Furnish to each selling holder, upon request, a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering unless confidential treatment of such information has been requested of the Securities and Exchange Commission.

     2.9  EXPENSES.  In the case of any registration under Sections 2.1, 2.2 or
2.3 the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares, (ii) any portion of the underwriter's commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited; and provided further, that, in the event any registration under the Securities Act is initiated by any holders of Registrable Shares pursuant to Sections 2.2 or 2.3 of this Agreement and such registration is thereafter withdrawn or terminated by such holders for reasons other than the occurrence of one or more events regarding the Company which may have a material adverse affect upon the business or prospects of the Company, and such holders learn of such event or events after the date of the demand for registration and prior to the date of withdrawal or termination by them and such withdrawal or termination occurs with reasonable promptness thereafter, then the Company shall have no obligation to pay or otherwise bear any fees, expenses or other costs arising out of or relating to such registration, unless, in the case of a registration under
Section 2.2 hereof, such holders relinquish one of their rights to demand registration under such section.

     2.10 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the holders of Registrable Shares under this Agreement may be transferred by any Investor, any Manager, the Seller or the Bank to (i) any partner or affiliate of such Investor, Seller or Bank, (ii) the heirs of such Manager and (iii) to any transferee of such Investor's, Seller's or Bank's Registrable Shares who after such transfer will hold at least 5% of the holdings of Registrable Shares of such Investor, Seller or Bank.

     2.11 NO SUPERIOR RIGHTS. The Company will not grant registration rights to any person or entity without the prior written and executed consent of the holders of at least 66 percent of the Registrable Securities.

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

     2.12 MARKET STAND-OFF AGREEMENT. Provided that all holders of Registrable Securities are treated equally and all officers and directors of the Company are bound by restrictions not less restrictive then those set forth in this Section 2.12, no holder of Registrable Shares shall, to the extent requested by the Company or any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than to donees or partners of the holder who agree to be similarly bound) any Registrable Shares during a period (the "Stand-Off Period") equal to 180 days following the effective date of a registration statement of the Company filed under the Securities Act (or such shorter period as the Company or managing underwriter may authorize) except for securities sold as part of the offering covered by such registration statement in accordance with the provisions of this Agreement. In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Shares of each holder until the end of the Stand-Off Period.

     2.13 UNDERWRITING.

          (a)  (i)    If the holders of Registrable Securities intend to
distribute the Registrable Securities covered by their request pursuant to
Section 2.2 or 2.3 hereof, by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to such Section and the Company shall include such information in the written notice referred to in such Section. The right of any such holder to registration pursuant to Sections 2.2 and 2.3 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the holders of Registrable Securities) to the extent provided herein.

               (ii) The Company shall (together with all holders of Registrable Securities proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the holders of Registrable Securities. Notwithstanding any other provision of this Section 2.13, if the managing underwriter advises the holders of Registrable Securities in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Sections 2.2 and 2.3, the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders of Registrable Securities requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such holders of Registrable Securities at the time of filing the registration statement, provided however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless (i) all other shares which are not Registrable Securities are first entirely excluded from the Underwriting or (ii) the holders of not less than 50% of the Registrable Securities consent thereto in writing. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

               (iii) If any holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other holders of Registrable Securities. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other holders of Registrable Securities may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all holders of Registrable Securities who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.13.

     (b) The substantive provisions of Sections 2.12(a)(i) and 2.12 (a)(iii) shall be applicable to any participation in an underwritten offering pursuant to
Section 2.1.

3.   ASSIGNABILITY

     Subject to the provisions of Section 2.10 hereof, this Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto; provided that the Company is given notice of such transfer or assignment and the transferee or assignee agrees in writing to be bound by this Agreement.

4.   LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of laws principles.

5.   AMENDMENT

     Any modification, amendment, or waiver of this Agreement or any provision hereof shall be in writing and executed by holders of not less than 66 2/3 percent (66-2/3%) of the Registrable Shares; provided however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Shares without the consent of the record of beneficial holders of at least 90 percent of the Registrable Shares; provided that no such modification,
                                            --------
amendment or waiver of this Agreement shall eliminate the rights of the Seller under any of Sections 2.1, 2.2, 2.3, 2.10 or 3 without the consent of the Seller; provided further that no such modification, amendment or waiver of this
        -------- -------
Agreement shall eliminate the rights of the Managers under any of Sections 2.1,
2.10 and 3 without the consent of the holders of a majority of the Management Shares and that no such modification, amendment or waiver of this Agreement shall materially and adversely affect the rights of the Bank under any of Sections 2.1, 2.10 and 3 without the consent of the Bank.

6.   CONFLICT

     In the event of any conflict between the terms of this Agreement and the Merger Agreement, the terms of this Agreement shall control.

7.   COUNTERPARTS

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

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.   NOTICE

     Any notices and other communications required or permitted under this Agreement shall be effective if in writing and delivered personally or sent by telecopier, Federal Express or registered or certified mail, postage prepaid, addressed to the addressee at the address of such party set forth beneath the signature of such party on the signature page(s) hereof, in Section 12.4 of the Merger Agreement, or at such other address as a party may designate by ten days' advance written notice to the other parties pursuant to the provisions of this
Section 8. Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) two business days after being sent, if sent by Federal Express,
(c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

9.   TERMINATION

     The obligations of the Company under Sections 2.2 and 2.3 shall terminate on the fifth anniversary of the Company's initial Public Offering. The obligations of the Company with respect to a particular party hereof will terminate when such party is permitted by law to sell all Registrable Shares held by such party may be sold within the following three months pursuant to Rule 144 under the Securities Act.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 COMPANY:

                                 Splash Technology Holdings, Inc.
                                 a Delaware corporation



                                 By:  /s/ Gregory M. Avis
                                      -------------------------------------
                                      Gregory M. Avis
                                      President and Chief Executive Officer



                                 SELLER:

                                 Radius Inc.
                                 A California corporation



                                 By:  /s/ Charles W. Berger
                                 ------------------------------------------
                                 Name:  Charles W. Berger
                                 Title:  Chairman & CEO




                                 MANAGEMENT:



                                 /s/ Christine Beheshti
                                 ------------------------------------------
                                 Print Name:  Christine Beheshti


                                 Address:617 Maple St. San Mateo, CA 94402
                                         ----------------------------------



                                 /s/ Kevin Macgillivray
                                 -----------------------------------------
                                 Print Name:  Kevin Macgillivray


                                 Address:1015 Balboa Ave., Pacific Grove
                                 -----------------------------------------
                                 CA  93950
                                 ---------



                 [Registration Rights Agreement Signature Page]

                                 /s/Richard A. Falk
                                 ----------------------------------------------
                                 Print Name:  Richard Falk


                                 Address: 819 Montgomery Street,
                                 ----------------------------------------------
                                 Mountain View, CA 94041-2351
                                 ----------------------------------------------



                                 /s/ Tim Kleffman
                                 ----------------------------------------------
                                 Print Name:  Tim Kleffman


                                 Address:3010 Posey Granada
                                 --------------------------
                                 Pleasanton, CA 94566
                                 --------------------------



                                 ______________________________________________
                                 Print Name:


                                 Address:______________________________________




                                 INVESTORS:

                                 SUMMIT SUBORDINATED DEBT FUND, L.P.



                                 By: Summit Partners SD, L.P., General Partner
                                 By: Stamps, Woodsum & Co., III, General Partner


                                 By:  /s/ Gregory M. Avis
                                 ----------------------------------------------
                                              Gregory M. Avis
                                              General Partner


                                 SUMMIT VENTURES IV, L.P.


                                 By: Summit Partners IV, L.P., General Partner

                                 By: Stamps, Woodsum & Co., IV, General Partner

                                 By:  /s/ Gregory M. Avis
                                      -----------------------------------------
                                              Gregory M. Avis
                                              General Partner

                 [Registration Rights Agreement Signature Page]


                                 SUMMIT INVESTORS III, L.P.

                                 By:  /s/ Gregory M. Avis
                                      --------------------------------------
                                              Gregory M. Avis
                                              General Partner
                                 Address:     c/o Summit Partners
                                              499 Hamilton Avenue
                                              Suite 200
                                              Palo Alto, CA 94301
                                              Telecopier: (415) 321-1188

                                      with a copy to:
                                              Jeffrey D. Saper, Esq.
                                              Wilson, Sonsini,
                                              Goodrich & Rosati,P.C.
                                              650 Page Mill Road
                                              Palo Alto, CA 94304
                                              Telecopier: (415) 493-6811





                                 SIGMA PARTNERS III, L.P.


                                 By: Sigma Management III, General Partner


                                 By:  /s/ Wade Woodson
                                      --------------------------------------
                                              Wade Woodson
                                              General Partner
                                 Address:     c/o Sigma Partners
                                              2884 Sand Hill Road
                                              Suite 121
                                              Menlo Park, CA 94025
                                              Telecopier: (415) 854-1323

                 [Registration Rights Agreement Signature Page]


                                 SIGMA ASSOCIATES III, L.P.


                                 By: Sigma Management III, General Partner


                                 By:  /s/ Wade Woodson
                                      ------------------------------------
                                             Wade Woodson
                                             General Partner
                                 Address:    c/o Sigma Partners
                                             2884 Sand Hill Road
                                             Suite 121
                                             Menlo Park, CA 94025
                                             Telecopier: (415) 854-1323



                                 SIGMA INVESTORS III, L.P.


                                 By: Sigma Management III, General Partner

                                 By:  /s/ Wade Woodson
                                      ------------------------------------
                                             Wade Woodson
                                             General Partner
                                 Address:    2884 Sand Hill Road
                                             Suite 121
                                             Menlo Park, CA 94025
                                             Telecopier: (415) 854-1323




                                 BANK:

                                 IMPERIAL BANK



                                 By:/s/ Kenneth W. LeDeit
                                    ---------------------------------------
                                        Name:  Kenneth W. LeDeit
                                        Title:  CLO

                [Registration Rights Agreement Signature Page]